UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22481

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President 9 West 57th Street New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Annual Report

December 31, 2011

TABLE OF CONTENTS

Manager Commentary	3
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Additional Information	24
Directors and Officers	25
Important Information About This Report	28

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Manager Commentary

as of December 31, 2011

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. (the “Fund”, or “AFT”). We appreciate the trust and confidence you have placed with us through your investment in the Fund.

The year 2011 was marked by volatility across the capital markets that resulted in nominal annualized gains for many asset classes. While the S&P 500’s performance, in which the index ended the year nearly flat to where it started, was indicative of this kind of volatility, the leveraged loan market returned +1.51%* for the year while following a similar pattern of cyclical moves higher and lower. Overall returns for the loan market were impacted by technical factors unique to that market as well as volatility in the broader market.

We believe two specific periods of weakness for the credit markets in the second half of the year significantly impacted returns for the entire year. The first occurred in early August with the S&P downgrade of the United States’ sovereign credit rating, coupled with the Fed’s statements regarding their intent to keep interest rates low for an extended period of time, which induced selling pressures within the loan market as retail customers withdrew capital from the asset class. Retail demand for floating-rate loans is often tied to expectations for inflation and interest rates and the impact of the Fed’s statement was particularly meaningful given the uncertain and volatile trading environment. The amount of loans that had to be sold to meet investor redemptions was much greater than the market could bear in such a relatively short period of time, which weighed heavily on prices, negating the positive return that had been generated for the year up to that point.

The second period of weakness occurred at the beginning of the fourth quarter with the reemergence of concerns over domestic and global economic growth and fears of a spiraling European debt crisis. These concerns drove risk premiums wider and resulted in loan and high yield bond market benchmarks hitting their lows for the year. Nevertheless, these events also marked a near-term bottom as the inherent fundamentals of the credit markets, namely historically low default rates for both loans and high yield bonds and the amortization and prepayment mechanisms of the loan market, continued to provide a positive catalyst for those markets. As the fourth quarter came to a close, the high risk premiums created by the volatility seen earlier in the quarter attracted a significant amount of investor demand, and the loan and high yield bond markets finished the year on a positive note.

We believe the current environment presents opportunities as market gyrations create volatility premiums in the loan and high-yield bond markets that do not correlate to the current fundamental credit quality expectations for these asset classes. Prices and yields are currently being impacted, at least in part, by larger, global macro events that are affecting all markets. We have sought to remain opportunistic and use these periods of volatility to invest at wider yields when markets are down while taking advantage of periods of strength to improve the risk profile of the assets in the Fund’s portfolio. We expect our primary focus in 2012 will be to continue our strategy of generating current income and preservation of capital by using our core industry expertise and strategic platform to identify unique and compelling investment opportunities for our shareholders.

We appreciate your interest and support in the Fund. If you have any questions about the Fund, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management

* The S&P/LSTA Leveraged Loan Index

Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.

Manager Commentary  (continued)

as of December 31, 2011

Portfolio Composition (as % of Current Market Value of Investment Securities)

First Lien Senior Secured Loans	85.9%
Senior Secured Bonds	8.3%
Senior Unsecured Bonds	3.5%
Second Lien Secured Loans	2.3%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.69%
Weighted Average Fixed-Rate Coupon	10.60%
Weighted Average Days to Reset	50
Average Position Size	$3,682,903
Number of Positions	118
Weighted Average Rating	B

Credit Quality (b)

BBB or Higher	0.9%
BB	24.8%
B	64.5%
CCC or Lower	8.9%
Not Rated	0.9%

Top 5 Industries (as % of Current Market Value of Investments)

Healthcare & Pharmaceuticals	11.5%
Retail	9.9%
Services: Business	9.7%
Media: Broadcasting & Subscription	8.2%
Telecommunications	7.6%
Total	46.9%

Top 10 Issuers (as % of Current Market Value of Investments)

First Data Corp.	2.1%
Burlington Coat Factory Warehouse Corp.	2.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)	2.0%
Brock Holdings III, Inc.	2.0%
Summit Entertainment, LLC	1.9%
Avaya, Inc.	1.9%
Univision Communications, Inc.	1.8%
Texas Competitive Electric Holdings Co., LLC (TCEH Finance, Inc.)	1.8%
Clear Channel Communications, Inc.	1.5%
Technicolor S.A.	1.5%
Total	18.5%

Performance Comparision
Since Inception on Feb. 23, 2011
AFT - Stock Price (c)	(15.62)%
AFT - NAV (c)	(2.43)%
S&P/LSTA Leveraged Loan Index	1.51%

(a) Averages based on par.

(b) Credit quality is calculated as a percentage of par at December 31, 2011. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c) Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance is not indicative of future results.

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2011

	Principal Amount ($)	Value ($)

Senior Loans (a) - 131.9%

AEROSPACE & DEFENSE - 4.5%
Digitalglobe, Inc.
Term Loan, 5.75%, 10/12/18	542,500	534,815
DynCorp International, Inc.
Term Loan, 6.25%, 07/07/16	2,201,673	2,166,589
ILC Industries, Inc.
Term Loan, 7.25%, 12/23/16	1,258,713	1,224,098
Scitor Corp.
Term Loan, 5.00%, 02/15/17	4,950,000	4,752,000
SI Organization, Inc. (The)
New Tranche B Term Loan,
4.50%, 11/22/16	249,370	239,395
SRA International
Term Loan, 6.50%, 07/20/18	3,621,429	3,428,298

		12,345,195

AUTOMOTIVE - 4.5%
Autoparts Holdings, Ltd.
First Lien Term Loan B, 6.50%,
07/29/17	957,600	958,797
Second Lien Term Loan,
10.50%, 01/29/18	2,000,000	1,935,000
Avis Budget Car Rental, LLC
Tranche B Term Loan, 6.25%,
09/22/18	2,000,000	2,015,630
Chrysler, LLC
Tranche B Term Loan, 6.00%,
05/24/17	4,726,250	4,485,211
KAR Auction Services, Inc.
Term Loan, 5.00%, 05/19/17	2,960,125	2,929,281

		12,323,919

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 4.7%
Asurion, LLC
First Lien Term Loan, 5.50%,
05/24/18	914,680	899,309
BNY ConvergEX Group, LLC
First Lien Term Loan, 5.00%,
12/19/16	3,326,284	3,237,572
EZE Castle Software, Inc.
First Lien Term Loan, 5.00%,
12/19/16	1,464,580	1,425,519
Sedgwick Claims Management
Services, Inc.
Term B-1 Loan, 5.00%, 12/31/16	3,879,286	3,811,398
VFH Parent LLC
Term Loan, 7.50%, 07/08/16	3,582,481	3,595,933

		12,969,731

BEVERAGE, FOOD & TOBACCO - 2.5%
NPC International, Inc.
Term Loan B, 6.75%, 12/28/18	1,846,000	1,852,923
Pierre Foods, Inc.
First Lien Term Loan, 7.00%,
09/30/16	4,962,406	4,957,766

		6,810,689

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 0.4%
Terex Corp.
U.S. Term Loan, 5.50%,
04/28/17	997,500	1,004,981

CHEMICALS, PLASTICS, & RUBBER - 8.4%
Arizona Chemicals
Term Loan B, 7.25%, 12/19/17 (b)	1,000,000	998,440
Houghton International, Inc.
Term Loan B, 6.75%, 01/29/16	2,915,497	2,909,433
Nexeo Solutions, LLC
Initial Loans, 5.00%, 09/08/17	4,962,500	4,838,438
NuSil Technology, LLC
Term Loan, 5.25%, 04/07/17	3,215,254	3,156,303
Polyone Corp.
Term Loan, 5.00%, 12/20/17	2,000,000	2,005,610
Trinseo Materials Operating
S.C.A.(Luxembourg)
Term Loan B, 6.00%, 08/02/17 (c)	4,950,000	4,300,337
Univar, Inc.
Term B Loan, 5.00%, 06/30/17	4,950,000	4,786,031

		22,994,592

CONSUMER GOODS: DURABLE - 3.5%
Goodman Global, Inc.
First Lien Initial Term Loan,
5.75%, 10/28/16	5,601,342	5,612,909
SRAM, LLC
First Lien Term Loan, 4.76%,
06/07/18	2,435,899	2,448,078
Second Lien Term Loan, 8.50%, 12/07/18	1,650,000	1,666,500

		9,727,487

CONSUMER GOODS: NON-DURABLE - 3.8%
Armored AutoGroup, Inc.
Term Loan, 6.00%, 11/05/16	4,950,000	4,693,244
Insight Global, Inc.
First Lien Term Loan, 7.50%,
08/25/16	3,321,675	3,292,610
Spectrum Brands, Inc.
New Term Loan, 5.00%,
06/17/16	2,311,205	2,312,869

		10,298,723

CONTAINERS, PACKAGING AND GLASS - 4.5%
Pelican Products, Inc.
Term Loan, 5.00%, 03/07/17	5,011,875	4,978,471
Reynolds Group Holdings, Inc.
Tranche B Term Loan, 6.50%,
02/09/18	986,755	982,853
Tranche C Term Loan, 6.50%,
08/09/18	3,651,141	3,636,482
Tank Intermediate Holding Corp.
Term Loan A, 5.00%, 04/15/16	2,675,273	2,646,848

		12,244,654

See accompanying Notes to Financial Statements.  |  5

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2011

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
ENVIRONMENTAL INDUSTRIES - 1.4%
EnergySolutions, LLC (aka
Envirocare of Utah, LLC)
Term Loan, 6.25%, 08/15/16	3,759,521	3,707,828

HEALTHCARE & PHARMACEUTICALS - 16.2%
Aptalis Pharma, Inc.
Term Loan, 5.50%, 02/10/17	5,940,000	5,702,400
Carestream Finance LP
Term Loan B, 5.00%, 02/25/17	4,961,770	4,472,911
Iasis Healthcare LLC
Term B Loan, 5.00%, 05/03/18	992,500	961,489
InVentiv Health, Inc.
Consolidated Term Loan, 6.50%,
08/04/16	4,443,863	4,266,108
New Term Loan B, 6.75%,
05/15/18	1,275,363	1,224,348
Medpace Intermediateco, Inc.
Term B Loan, 6.50%, 06/19/17	5,970,000	5,671,500
MultiPlan, Inc.
Term B Loan, 4.75%, 08/26/17	4,814,229	4,593,593
Pharmaceutical Product
Development, Inc.
Term Loan, 6.25%, 12/05/18	3,515,000	3,498,813
Physician Oncology Services, LP
Delayed Draw Term Loan,
6.25%, 01/31/17	612,245	587,755
Effective Date Term Loan,
6.25%, 01/31/17	5,039,527	4,837,945
Radnet Management, Inc.
Tranche B Term Loan, 5.75%,
04/06/16	2,312,373	2,202,535
Rural/Metro Operating Co. LLC
First Lien Term Loan B, 5.75%,
06/30/18	2,987,494	2,933,091
Select Medical Corp.
Tranche B Term Loan, 5.50%,
06/01/18	3,482,500	3,325,788

		44,278,276

HIGH TECH INDUSTRIES - 8.7%
Airvana Network Solutions, Inc.
Term Loan, 10.00%, 03/25/15	3,723,810	3,735,465
Datatel, Inc. (Sophia)
Term Loan B, 6.25%, 06/16/18 (b)	2,784,000	2,788,357
Freescale Semiconductor, Inc.
Extended Maturity Term Loan,
4.52%, 12/01/16	4,951,421	4,749,651
Microsemi Corp.
Term Loan, 5.75%, 02/02/18	997,500	997,749
OpenLink International, Inc.
Initial Term Loan, 7.75%,
10/30/17	2,166,000	2,174,123
Sensus USA, Inc.
First Lien Term Loan, 4.75%,
05/09/17	2,233,125	2,216,377

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)
Shield Finance Co. S.A.R.L.
(Luxembourg)
Dollar Term B-2 Incremental
Term Loan, 7.63%, 06/15/16 (c)	1,658,334	1,658,334
Vision Solutions, Inc.
First Lien Term Loan, 6.00%,
07/23/16	5,534,375	5,479,031

		23,799,087

HOTEL, GAMING & LEISURE - 2.5%
Boyd Gaming Corp.
Increased Term Loan, 6.00%,
12/17/15	2,211,000	2,191,189
CCM Merger, Inc. (Motor City Casino)
Term Loan, 7.00%, 03/01/17	4,799,898	4,771,915

		6,963,104

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 5.8%
Advantage Sales & Marketing, Inc.
First Lien Term Loan, 5.25%,
12/18/17	4,950,000	4,888,125
Cengage Learning Acquisitions, Inc. (Thomson Learning)
Tranche 1 Incremental Term
Loan, 7.50%, 07/03/14	4,948,718	4,623,958
Getty Images, Inc.
Initial Term Loan, 5.25%,
11/07/16	4,915,734	4,932,104
SymphonyIRI Group, Inc.
Term Loan, 5.00%, 12/01/17	1,492,500	1,484,411

		15,928,598

MEDIA: BROADCASTING & SUBSCRIPTION - 11.5%
Clear Channel Communications, Inc.
Tranche B Term Loan, 3.95%,
01/29/16	5,500,000	4,085,483
Crown Media Holdings, Inc.
Term Loan, 5.75%, 07/14/18	1,890,500	1,876,321
Entercom Communications Corp.
Term B Loan, 6.27%, 11/23/18	2,100,000	2,100,000
Harron Communications LP
Term Loan B, 5.25%, 10/06/17	3,136,555	3,111,556
Intelsat Jackson Holdings S.A.
(Luxembourg)
Tranche B Term Loan, 5.25%,
04/02/18 (c)	4,975,000	4,949,230
SNL Financial LC
Term Loan, 8.50%, 08/17/18	1,975,000	1,975,000
Univision Communications, Inc.
Extended First Lien Term Loan,
4.55%, 03/31/17	8,425,289	7,525,594
UPC Financing Partnership
Facility AB, 4.75%, 12/31/17	1,000,000	983,230
Yankee Cable Acquisition, LLC
Term Loan, 6.50%, 08/26/16	4,952,362	4,889,145

		31,495,559

6  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2011

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

MEDIA: DIVERSIFIED & PRODUCTION - 7.1%
MGM Studios
Term Loan, 6.50%, 12/20/16	5,755,385	5,672,651
Summit Entertainment, LLC
Term Loan, 7.50%, 09/07/16	7,824,401	7,746,157
Technicolor S.A. (France)
Term A2 Facility, 7.00%,
05/26/16 (c)	2,346,462	1,857,624
Term B2 Facility, 8.00%,
05/26/17 (c)	5,385,324	4,263,399

		19,539,831

METALS & MINING - 1.3%
Fairmount Minerals, Ltd.
Tranche B Term Loan, 5.25%,
03/15/17	3,579,830	3,573,440

RETAIL - 14.8%
Bass Pro Group, LLC
Term Loan, 5.25%, 06/13/17	3,930,250	3,894,229
Burlington Coat Factory
Warehouse Corp.
Term B Loan, 6.25%, 02/23/17	8,390,047	8,255,848
Gymboree Corp. (The)
Term Loan 2011, 5.00%,
02/23/18	4,950,000	4,419,731
J. Crew Group, Inc.
Term Loan, 4.75%, 03/07/18	4,975,000	4,685,380
JJ Lease Funding Corp.
Term Loan, 10.00%, 04/29/17	4,937,500	3,950,000
Jo-Ann Stores, Inc.
Term Loan, 4.75%, 03/16/18	4,397,900	4,204,129
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, 05/16/18	3,600,000	3,478,500
Ninety-nine Cents Stores
Term B Loan, 7.00%, 12/16/18 (b)	3,125,000	3,112,953
Oriental Trading Co., Inc.
Term Loan, 7.00%, 02/11/17	4,649,535	4,515,861

		40,516,631

SERVICES: BUSINESS - 8.8%
BakerCorp International, Inc.
Term Loan, 5.00%, 06/01/18	2,394,000	2,377,242
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%,
03/16/17	2,233,125	2,172,831
Second Lien Initial Term Loan,
10.00%, 03/16/18	6,250,000	5,765,625
Global Cash Access, Inc.
Term Loan, 7.00%, 03/01/16	2,485,714	2,480,544
Infogroup, Inc.
Term B Loan, 5.75%, 05/26/18	1,989,197	1,830,061
MedAssets, Inc.
Term Loan, 5.25%, 11/16/16	4,556,299	4,549,465
U.S. Foodservice, Inc.
Term Loan (2011), 5.75%,
03/31/17	4,962,500	4,784,694

		23,960,462

	Principal Amount ($)	Value ($)

SERVICES: CONSUMER - 0.9%
Barbri, Inc. (Gemini Holdings, Inc.)
Term Loan, 6.00%, 06/19/17	2,500,000	2,496,875

TELECOMMUNICATIONS - 11.3%
Avaya, Inc.
Term B-3 Loan, 5.01%, 10/26/17	8,411,555	7,686,059
Global Tel*Link Corp.
Term Loan B, 7.00%, 12/14/17	4,000,000	3,940,020
Integra Telecom Holdings, Inc.
Term Loan, 9.25%, 04/15/15	1,989,899	1,731,212
Level 3 Financing, Inc.
Tranche B III Term Loan, 5.75%,
09/01/18	2,750,000	2,718,375
Neustar, Inc.
Term Loan B, 5.00%, 11/08/18	1,446,375	1,449,991
Sidera Networks, Inc.
Term Loan, 5.50%, 08/26/16	4,962,500	4,864,143
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,966,366	4,618,720
Zayo Group, LLC (Zayo Capital,
Inc.)
Term Loan Facility, 7.00%,
12/01/16	4,000,000	3,987,500

		30,996,020

TRANSPORTATION: CARGO - 3.0%
Swift Transportation Co., LLC
Term Loan, 6.00%, 12/21/16	4,628,488	4,635,246
YRCW Receivables LLC
Term B Loan, 11.25%, 09/30/14	3,740,625	3,516,188

		8,151,434

UTILITIES: ELECTRIC - 1.8%
Calpine Corp.
Term Loan (3/11), 4.50%,
04/01/18	4,962,500	4,876,326

Total Senior Loans
(Cost $372,635,737)		361,003,442

Corporate Notes and Bonds - 17.6%

AUTOMOTIVE - 0.4%
Avis Budget Car Rental, LLC/Avis
Budget Finance, Inc.
9.75%, 03/15/20	1,000,000	1,032,500

CONSTRUCTION & BUILDING - 1.3%
Headwaters, Inc.
7.63%, 04/01/19	4,000,000	3,560,000

HEALTHCARE & PHARMACEUTICALS - 1.0%
Rural/Metro Corp.
10.13%, 07/15/19 (d)	3,000,000	2,842,500

HOTEL, GAMING & LEISURE - 2.3%
Diamond Resorts Corp.
12.00%, 08/15/18	2,600,000	2,574,000
Palace Entertainment Holdings,
LLC / Palace Entertainment
Holdings Corp.
8.88%, 04/15/17 (d)	3,750,000	3,740,625

		6,314,625

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2011

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 3.5%
Cengage Learning Acquisitions,
Inc. (Thomson Learning)
10.50%, 01/15/15 (d)	5,000,000	3,612,500
Reader’s Digest Association, Inc.
(The)
9.50%, 02/15/17 (e)	7,700,000	5,890,500

		9,503,000

MEDIA: BROADCASTING & SUBSCRIPTION - 0.8%
Clear Channel Communications, Inc.
9.00%, 03/01/21	2,500,000	2,118,750

SERVICES: BUSINESS - 5.7%
Ceridian Corp.
11.25%, 11/15/15	1,000,000	785,000
First Data Corp.
12.63%, 01/15/21 (d)	10,000,000	8,750,000
Travelport, LLC
9.88%, 09/01/14	10,000,000	6,000,000

		15,535,000

UTILITIES: ELECTRIC - 2.6%
Texas Competitive Electric
Holdings Co., LLC (TCEH Finance, Inc.)
11.50%, 10/01/20 (d)	8,500,000	7,256,875

Total Corporate Notes and Bonds
(Cost $59,467,523)		48,163,250

Total Investments-149.5%		409,166,692
(Cost of $432,103,260)
Other Assets & Liabilities,
Net-6.5%		17,867,816
Loan Outstanding-(44.8)%		(122,704,615)
Series A Preferred
Shares-(11.2)%		(30,680,000)

Net Assets (Applicable to
Common Shares)-100.0%		273,649,893

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans generally hold a first lien interest and typically pay interest at rates which are periodically determined by reference to a floating base lending rate plus a spread. (Unless otherwise identified, all Senior Loans carry a variable rate of interest.) These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate, (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate used by commercial lenders. Rate shown represents the weighted average rate at December 31, 2011. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Foreign security traded in U.S. dollars.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2011, these securities amounted to $26,202,500 or 9.6% of net assets.
(e)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2011.

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Assets and Liabilities

December 31, 2011

Assets:

Investment securities at fair value (cost $432,103,260)	$409,166,692
Cash and cash equivalents	19,490,753
Interest receivable	3,649,721
Receivable for investment securities sold	3,258,253
Deferred financing costs	1,142,728
Prepaid expenses	65,683

Total Assets	$436,773,830

Liabilities:

Borrowings under credit facility (Note 8)	$122,704,615
Payable for investment securities purchased	8,238,015
Interest payable	555,696
Investment advisory fee payable	362,450
Accumulated distribution payable to preferred shareholders	178,143
Other payables and accrued expenses due to affiliates	57,012
Other payables and accrued expenses	348,006

Total Liabilities	132,443,937

Net Assets including Series A Preferred Shares	$304,329,893

Series A Preferred Shares
($0.001 par value, 1,534 authorized and issued with liquidation preference of $20,000 per share)	$30,680,000

Net Assets (Applicable to Common Shareholders)	$273,649,893

Net Assets Consist of:

Par value of common shares ($0.001 par value, 999,998,466 shares authorized and 15,476,056 issued and outstanding) (Note 6)	$15,476
Paid-in capital in excess of par value of common shares	294,917,570
Undistributed net investment income	1,558,845
Accumulated net realized gain from investments	94,570
Net unrealized depreciation on investments	(22,936,568)

Net Assets (Available to Common Shareholders)	$273,649,893

Number of Common Shares outstanding	15,476,056
Net Asset Value, per Common Share	$17.68

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Statement of Operations

For the Period from February 23, 2011 (commencement of operations) to December 31, 2011

Investment Income:

Interest	$22,418,116

Total Investment Income	22,418,116

Expenses:

Investment advisory fee (Note 3)	3,398,639
Interest and commitment fee expense (Note 8)	1,530,908
Audit and legal fees	465,000
Administrative services of the Adviser (Note 3)	564,788
Insurance expense	473,541
Amortization of deferred financing costs (Note 8)	269,217
Board of Directors fees (Note 3)	102,539
Other operating expenses (Note 3)	363,126

Total Expenses	7,167,758
Expense reimbursement by Adviser (Note 3)	(273,747)

Net Expenses	6,894,011

Net Investment Income	15,524,105

Net Realized and Unrealized Gain/(Loss) on investments

Net realized gain on investments	392,138
Net change in unrealized depreciation on investments	(22,936,568)

Net realized and unrealized loss on investments	(22,544,430)

Distributions to Preferred Shareholders:

From net investment income	(382,491)

Net decrease in net assets, available to common shareholders, resulting from operations	$(7,402,816)

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Changes in Net Assets

Period Ended December 31, 2011*

Increase in Net Assets:

From Operations

Net investment income	$ 15,524,105
Net realized gain on investments	392,138
Net change in unrealized depreciation on investments	(22,936,568)
Distributions to preferred shareholders	(382,491)

Net decrease in net assets from operations	(7,402,816)

Distributions to Common Shareholders

From net investment income	(13,628,779)
From realized gain on investments	(297,568)
Total distributions to common shareholders	(13,926,347)

Capital Transactions from Common Shares

Proceeds from sale of common shares	295,095,000
Offering costs (Note 6)	(618,000)
Reinvestment of dividends	402,048

Net increase in net assets from share transactions	294,879,048

Total increase in net assets	$273,549,885

Net Assets Applicable to Common Shares

Beginning of period**	100,008
End of period	$273,649,893

Undistributed net investment income	$ 1,558,845

*	For the period from February 23, 2011 (commencement of operations) to December 31, 2011.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Period from February 23, 2011 (commencement of operations) to December 31, 2011

Cash Flows From Operating Activities

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(7,020,325)

Adjustments to Reconcile Net Decrease in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Used in Operating Activities
Net realized gain on investments	(392,138)
Net change in unrealized depreciation on investments	22,936,568
Net amortization/(accretion) of premium/(discount)	(297,430)
Purchase of investment securities	(579,987,757)
Proceeds from disposition of investment securities	153,553,827
Amortization of deferred financing costs	269,217
Changes in operating assets and liabilities
Increase in interest receivable	(3,649,721)
Increase in prepaid expenses	(65,683)
Increase in interest payable	555,696
Increase in investment advisory fee payable	362,450
Increase in other payables and accrued expenses due to affiliates	57,012
Increase in other payables and accrued expenses	348,006

Net cash flow used in operating activities	(413,330,278)

Cash Flows From Financing Activities
Proceeds from borrowings under credit facility	133,444,615
Repayment of credit facility	(10,740,000)
Deferred financing costs	(1,411,945)
Proceeds from capital stock	295,095,000
Proceeds from issuance of Series A Preferred Shares	30,680,000
Offering costs	(618,000)
Distributions paid to common shareholders	(13,524,299)
Distributions paid to preferred shareholders	(204,348)

Net cash flow provided by financing activities	432,721,023

Net increase in cash and cash equivalents	19,390,745

Cash and cash equivalents, beginning of period	100,008 *

Cash and cash equivalents, end of period	$19,490,753

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fees	$975,212

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$402,048

*	Represents initial seed capital invested by Apollo Credit Management, LLC.

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$ 19.10(b)
Income from Investment Operations:
Net investment income	$ 1.00
Net realized and unrealized loss on investments	(1.46)
Distributions from net investment income to preferred shareholders	(0.02)

Total from investment operations	(0.48)
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.88)
Net realized gain on investments	(0.02)

Total distributions paid to common shareholders	(0.90)
Common share offering charges to paid-in capital	(0.04)
Net Asset Value, End of Period	$ 17.68
Market Value, End of Period	$ 16.01
Total return based on net asset value(c)	(2.43)%(d)
Total return based on market value(c)	(15.62)%(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	2.99%(e)
Ratio of net expenses to average net assets	2.88%(e)
Ratio of net investment income to average net assets(f)	6.49%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	6.33%(e)
Supplemental Data:
Portfolio turnover rate	41.5%(d)
Net assets at end of period (000’s)	$273,650
Ratio of total expenses to average managed assets	2.11%(e)
Ratio of net expenses to average managed assets	2.03%(e)

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements

December 31, 2011

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on February 23, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 shares of common stock in the Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Fund’s common shares are listed on the New York Stock Exchange and trade under the symbol “AFT”.

Investment Objective

The Fund’s investment objective is to seek current income and preservation of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics. Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of the Fund’s managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the Fund (the “Board of Directors” or the “Board”) with at least 60 days’ prior written notice provided to shareholders of the Fund’s common stock.

Note 2. Significant Accounting Policies

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Fund Valuation

The net asset value (“NAV”) per share will be determined daily generally as of 4:00pm on each day that the New York Stock Exchange (“NYSE”) is open for trading, or at other times as determined by the Board. The NAV of common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Fund values its investments primarily using the mean between the last available bid and ask price of market quotations from a nationally recognized security pricing service. Securities and assets for which market quotations are not readily available or for which the valuations provided by the primary pricing sources are believed to be unreliable are valued at fair value pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

14  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

If available, bank loans are priced based on valuations provided by an approved independent, third-party pricing agent or broker. If a price is not available from an independent, third-party pricing agent or broker or, if the price provided by the independent third-party pricing agent or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. These procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

The valuation techniques used by the Fund to measure fair value at December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the levels of the Fund’s investment securities as of December 31, 2011 are as follows:

Investments in Securities:	Total Value at December 31, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Loans	$361,003,442	$—	$320,206,825	$40,796,617
Corporate Notes and Bonds	48,163,250	—	45,320,750	2,842,500

Total Investments	$409,166,692	$—	$365,527,575	$43,639,117

The Fund did not have any liabilities that were measured at fair value at December 31, 2011. The Fund did not have any significant transfers in to or out of Levels 1 and 2 during the current period presented. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2011.

Annual Report   |  15

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

	Total Fair Value	US Senior Loans	Corporate Notes & Bonds
Fair Value, beginning of period	$ —	$ —	$ —
Purchases	45,968,754	42,968,754	3,000,000
Sales	(1,603,424)	(1,603,424)	—
Accrued discounts/premiums	47,972	47,972	—
Total net realized gains	19,231	19,231	—
Total net unrealized losses	(793,416)	(635,916)	(157,500)
Fair Value, end of period	$43,639,117	$40,796,617	$2,842,500

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of December 31, 2011, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions, which are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Fund’s investments, as presented in the accompanying Schedule of Investments, represents management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amount presented in the accompanying Statement of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the gains or losses on investment securities are the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of its net investment income and net capital gains, if any, for its tax year. For the period ended December 31, 2011, the Fund recorded a U.S. Federal excise tax provision of $46,010.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

16  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

Distributions to Common Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an update which includes amendments that result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Certain of the amendments could change how the fair value measurement guidance is applied including provisions related to highest and best use and valuation premise for nonfinancial assets, application to financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk, premiums or discounts in fair value measurement, fair value of an instrument classified in a reporting entity’s shareholders’ equity, and disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011 for public entities with the amendments to be applied prospectively. Fund management is currently in the process of evaluating the impact that this guidance will have on the Fund’s financial statements.

In December 2011, the FASB issued amended guidance which will enhance disclosures required by U.S. GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Fund management is in the process of evaluating the impact that this guidance will have on the Fund’s financial statements.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically. For the period ended December 31, 2011, the Adviser earned fees of $3,398,639.

Annual Report  |  17

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

Administrative Services and Expense Reimbursements

The Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other Fund services providers. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Fund and then allocate these expenses to the Fund for reimbursement. Through December 31, 2011, the Adviser provided services under this agreement totaling $564,788, exclusive of amounts waived by the Adviser for reimbursement, which is shown in the Statement of Operations as administrative services of the Adviser. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $273,747 for the period ended December 31, 2011.

The Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. Under the Administration Agreement, BNY Mellon Investment Servicing (US) Inc. provides certain administrative services necessary for the operation of the Fund, including maintaining the Fund’s books and records, providing accounting services and preparing regulatory filings. The Fund pays BNY Mellon Investment Servicing (US) Inc. for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent. BNY Mellon and BNY Mellon Investment Servicing (US) Inc. provided services totaling $215,874 during the period ended December 31, 2011 which are included in the Statement of Operations in other operating expenses.

Board of Directors Fees

The Fund pays, to each member of the Board of Directors who is not an “interested person” (as defined in the Investment Company Act) of the Fund, a fee of $12,000 per annum, plus $2,000 for each in-person Board of Directors meeting, plus $1,000 for attendance at telephonic Board meetings. In addition, the Chairman of the Audit Committee receives $3,000 per annum. The Fund will also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings. Included in the Statement of Operations is $102,539 of expenses related to Board of Directors.

Note 4. Investment Transactions

For the period ended December 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $588,225,772 and $156,812,080, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders

18  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Market

During 2011, the debate over the United States debt ceiling and continued concerns over European sovereign debt resulted in considerable volatility, turmoil and uncertainty in financial markets around the world. These and other events could impact the money market, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. Adverse consequences could extend to the Borrowers of the loans held by the Fund and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of Borrowers to continue to pay their debt service or refinance and repay their loans as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they may be material and adverse to the Fund.

Annual Report   |  19

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

Note 6. Common Shares

Common share transactions were as follows:

	Period Ended December 31, 2011 *
	Shares	Amount
Common shares outstanding - Beginning of Period	5,236	$ 100,008
Common shares issued in connection with initial public offering	15,450,000	295,095,000
Common shares issued as reinvestment of dividends	20,820	402,048
Offering costs	—	(618,000)
Common shares outstanding - End of Period	15,476,056	$294,979,056

*	The Fund commenced investment operations on February 23, 2011.

Offering costs were paid by the Fund up to $0.04 per common share which totaled $618,000 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,905,000.

See the table below for details regarding dividends declared on common shares as of the date of this report:

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Paid	Value of new Common Shares Issued
April 4, 2011	May 18, 2011	May 20, 2011	May 31, 2011	$0.101	$1,560,979	$1,158,931	$402,048
April 4, 2011	June 16, 2011	June 20, 2011	June 30, 2011	$0.101	1,563,082	1,563,082	—
April 4, 2011	July 15, 2011	July 19, 2011	July 29, 2011	$0.101	1,563,082	1,563,082	—
July 14, 2011	August 17, 2011	August 19, 2011	August 31, 2011	$0.101	1,563,082	1,563,082	—
July 14, 2011	September 21, 2011	September 23, 2011	September 30, 2011	$0.101	1,563,082	1,563,082	—
July 14, 2011	October 19, 2011	October 21, 2011	October 31, 2011	$0.101	1,563,082	1,563,082	—
November 1, 2011	November 15, 2011	November 17, 2011	November 30, 2011	$0.105	1,624,985	1,624,985	—
November 1, 2011	December 15, 2011	December 19, 2011	December 30, 2011	$0.105	1,624,985	1,624,985	—
December 9, 2011	December 15, 2011	December 19, 2011	December 30, 2011	$0.084	1,299,988	1,299,988	—
November 1, 2011	January 17, 2012	January 19, 2012	January 31, 2012	$0.105	1,624,986	1,624,986	—
January 23, 2012	February 14, 2012	February 16, 2012	February 29, 2012	$0.105
February 15, 2012	March 16, 2012	March 20, 2012	March 30, 2012	$0.105
February 15, 2012	April 16, 2012	April 18, 2012	April 30, 2012	$0.105
February 15, 2012	May 16, 2012	May 18, 2012	May 31, 2012	$0.105

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal period ended December 31, 2011, permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$46,010	$—	$(46,010)

20  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2011

The tax character of distributions paid during the fiscal period ended December 31, 2011 was as follows:

Distributions paid from Ordinary Income: *	2011
Common Shareholders	$13,926,347
Preferred Shareholders	382,491
Total Distributions	$14,308,838

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*
$1,696,065	$—	$(22,979,218)

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

As of December 31, 2011, the most recent year end, for federal income tax purposes, the Fund did not have any capital loss carryforwards.

Unrealized appreciation and depreciation and cost of investments for U.S. federal income tax purposes at December 31, 2011 was:

Total Market Value
Federal tax cost	$432,145,910

Unrealized appreciation	$1,452,701
Unrealized depreciation	(24,431,919)
Net unrealized depreciation	$(22,979,218)

Note 8. Credit Agreement and Preferred Shares

On March 24, 2011, the Fund entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, the Fund issued shares of the Fund’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015.

On August 16, 2011, the Fund and Wells Fargo entered into an amendment to the credit agreement to amend the definition of “Total Maximum Commitment” to adjust the allocation of the loan under the credit agreement and aggregate liquidation preference of outstanding shares of preferred stock from 87% and 13% to 80% and 20%, respectively. In connection with the foregoing adjustment, Wells Fargo granted a waiver under the credit agreement to permit a voluntary prepayment of the loan by the Fund of $10,740,000. Concurrently with the entry into the amendment described above, the Fund issued 537 shares of its Series A Preferred Stock to Wells Fargo with aggregate liquidation preference of $10,740,000.

As of December 31, 2011, the Fund borrowed $122,704,615 under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $113,129,163, the weighted average interest rate was 1.69% and the interest expense, which is included on the Statement of Operations in Interest and commitment fee expense, was $1,430,876.

The Fund is authorized to issue up to 1,534 Preferred Shares. At December 31, 2011, 1,534 Preferred Shares were issued and outstanding with an aggregate liquidation preference of $30,680,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on the Preferred Shares was 2.20% and the dividends on the Preferred Shares, which are included on the Statement of Operations, were $382,491.

Annual Report  |  21

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

December 31, 2011

Also included in interest and commitment fee expense on the Statement of Operations is $100,032 related to commitment fees incurred for the credit agreement and the Preferred Shares for the period between March 24, 2011 and June 24, 2011, the commitment termination date.

Subject to certain conditions, the loans under the credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if the Fund has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that the Fund reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in the Fund’s registration statement or by the Investment Company Act. As of December 31, 2011, the Fund was not aware of any instances of non-compliance related to the credit agreement and the Preferred Shares.

In connection with the Fund’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by the Fund and have been recorded as a deferred financing cost in the Statement of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statement of Operations.

The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s common shareholders. When the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Note 9. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

Note 10. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

22  |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Apollo Senior Floating Rate Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Apollo Senior Floating Rate Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period February 23, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Apollo Senior Floating Rate Fund Inc. as of December 31, 2011, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from February 23, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, NY

February 21, 2012

  |  23

Apollo Senior Floating Rate Fund Inc.

Additional Information

December 31, 2011 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Fund as set forth below, all net investment income dividends and all capital gains distributions declared by the Board of Directors will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Fund. To exercise this option, such shareholder must notify BNY Mellon Investment Servicing (US) Inc., the plan administrator and the Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive common stock of the Fund (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

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Apollo Senior Floating Rate Fund Inc.

Directors and Officers

December 31, 2011 (unaudited)

Directors and Officers

The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of the Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“Apollo Funds”) and other public directorships.

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
INTERESTED DIRECTORS(2)

Barry Cohen (Age 59)	Director and Chairman of the Board	Since 2011; Class I Director, current term ends at the 2012 annual meeting.	Senior Managing Director, Apollo Capital Markets since 2008; Senior Managing Director, Bear Stearns Asset Management from 2003 to 2008.	1	None.
John Hannan (Age 59)	Director	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Chairman of the Board of Apollo Investment Corporation (business development company) since 2006 and Chief Executive Officer from 2006 to 2008; Co-founder and Senior Partner of Apollo Management, L.P. since 1990.	1	Apollo Investment Corporation; Environmental Solutions Worldwide, Inc.; and until 2007, Vail Resorts, Inc.
INDEPENDENT DIRECTORS(3)
Glenn N. Marchak(4) (Age 55)	Director	Since 2011; Class II Director, current term ends at the 2013 annual meeting.	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008; Senior Vice President, Travelers Asset Management International Company LLC from 1998 to 2005.	1	None.
Carl J. Rickertsen(5) (Age 51)	Director	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005; Chief Operating Officer and Partner, Thayer Capital Partners (private equity investment firm) from 1994 to 2004.	1	MicroStrategy Incorporated; until 2010, Convera Corporation; until 2008, UAP Holding Corp.; and until 2007, Homeland Security Capital Corporation.

Annual Report  |  25

Apollo Senior Floating Rate Fund Inc.

Directors and Officers  (continued)

December 31, 2011 (unaudited)

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Todd J. Slotkin(6) (Age 58)	Director	Since 2011; Class II Director, current term ends at the 2013 annual meeting.	Co-Founder and Managing Partner, Newton Pointe LLC (consulting firm), from 2011 to present; Senior Managing Director, Irving Place Capital (private equity firm) from 2008 to 2010; Managing Director, Natixis Capital Markets (finance) from 2006 to 2007.	1	CBIZ, Inc.; Martha Stewart Living Omnimedia, Inc.; and until 2008, Allied Security Holdings LLC.

Elliot Stein, Jr. (Age 63)	Director	Since 2011; Class I Director, current term ends at the 2012 annual meeting.	Chairman of Caribbean International News Corporation (newspaper) since 1985 and a Managing Director of Commonwealth Capital Partners.	1	Global Cornerstone Holdings Limited and Apollo Investment Corporation.
EXECUTIVE OFFICERS

Joseph Moroney (Age 40)	President and Chief Investment Officer	Since 2011	Loan product manager, Apollo Management L.P. since 2008; Senior Managing Director and Senior Portfolio Manager, Aladdin Capital Management from 2001 to 2008.	N/A	N/A

Jodi Sarsfield (Age 40)	Treasurer and Chief Financial- Officer	Since 2011	Controller, AP Alternative Assets, L.P. and Apollo Palmetto Strategic Partnership, L.P. since 2007 and 2008, respectively; Ms. Sarsfield joined the Apollo organization in 2007; Controller and Vice President, Greenhill, Inc. from 2004 to 2007.	N/A	N/A

Joseph D. Glatt (Age 38)	Secretary and Chief Legal Officer	Since 2011	Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007; Associate, Schulte Roth & Zabel LLP (law firm) from 2003 to 2007.	N/A	N/A

Cindy Michel (Age 38)	Chief Compliance Officer	Since 2011	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC since 2007; Director of Compliance, Lehman Brothers, Private Equity Division, from 2004 to 2007.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.

(2)	“Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Cohen and Mr. Hannan are interested persons of the Fund due to their affiliation with the Adviser.

(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Fund.

26  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Directors and Officers  (continued)

December 31, 2011 (unaudited)

(4)	Mr. Marchak serves as chairman of the Audit Committee.

(5)	Mr. Rickertsen serves as chairman of the Nominating and Corporate Governance Committee.

(6)	Mr. Slotkin serves as the Lead Independent Director.

Annual Report  |  27

Important Information About This Report

Investment Adviser

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent period ended June 30, are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http:// www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Apollo Credit Management LLC
9 West 57th Street
New York, NY 10019
Transfer Agent BNY Mellon Investment Servicing (US) Inc.
480 Washington Blvd.
Jersey City, NJ 07310
Custodian The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public

Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281
Fund Counsel Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

28  |  Annual Report

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9 West 57th Street New York, NY 10019

1-888-301-3838 • www.agmfunds.com

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.agmfunds.com

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for 2010 and $197,500 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $48,350 for 2011. Audit-related services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the registrant’s common stock.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2010 and $7,000 for 2011. Tax services related to reviews of returns and various tax matters.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

(e)(1)	All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the Registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to Service Affiliates for each of the last two fiscal years of the registrant was $0 for 2010 and $55,350 for 2011.

(h)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not Applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 31, 2011, the following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy (“Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience: Last 5 Years

Joseph Moroney	President and Senior Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since registrant’s inception	Mr. Moroney is Apollo Credit Management, LLC’s (the “Adviser”) loan product manager and is the senior portfolio manager for the registrant. Mr. Moroney joined the Adviser from Aladdin Capital Management where he served as the Senior Managing Director and Senior Portfolio Manager in the Leveraged Loan Group. Mr. Moroney’s career spans 18 years, focused in investment management, with experience at various leading financial services firms including Merrill Lynch Investment Managers. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering, and he is also a Chartered Financial Analyst.

Bret Leas	Portfolio Manager	Joined Apollo in 2009 Portfolio Manager since registrant’s inception

Mr. Leas is a portfolio manager for the registrant. Mr. Leas joined the Adviser from Barclays Capital where he was a Director and served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.

Robert Ruberton	Portfolio	Joined Apollo in	Mr. Ruberton is the Adviser’s portfolio manager for European investments and is a portfolio manager of

	Manager	2004 Portfolio Manager since registrant’s inception	the registrant. Mr. Ruberton was with Arsenal Capital Partners, a middle-market private equity fund, from December 2000 through June 2004. From August 1997 through December 2000, Mr. Ruberton was an investment banker at Donaldson, Lufkin & Jenrette in the Leveraged Finance Group. Mr. Ruberton graduated cum laude from Harvard College with an AB in Economics.

Alexander B. Wright	Portfolio Manager	Joined Apollo in 2011 Portfolio Manager since registrant’s inception	Mr. Wright serves as a portfolio manager of the registrant. Prior to joining Apollo, Mr. Wright was with GSC Group where he served in a variety of different roles mostly recently as the Chief Administrative Officer and Chief Financial Officer. Prior to these executive roles he was the head of the U.S. Corporate Debt business. From 2003 to 2007, Mr. Wright served as head of origination for the U.S. Corporate Debt business. Prior to that, Mr. Wright was with IBJ Whitehall Bank & Trust Corporation and Chemical Banking Corporation. Mr. Wright graduated from Rutgers College with a BA degree in Political Science and a minor in Economics, and from Fordham University with an MBA degree.

(a)(2)	As of December 31, 2011, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joseph Moroney
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	21	$22.842 billion	16	$20.861 billion
Other Accounts:	3	$0.904 billion	3	$0.904 billion

Bret Leas
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	1	$0.181 billion	1	$0.181 billion
Other Accounts:	1	$0.824 billion	1	$0.824 billion

Robert Ruberton
Registered Investment Companies:	None	None	None	None

Other Pooled Investment Vehicles:	4	$0.666 billion	4	$0.666 billion
Other Accounts:	1	$0.037 billion	0	$0

Alexander B. Wright
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	5	$1.697 billion	0	$0
Other Accounts:	None	None	None	None

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates (“Apollo”) provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the registrant will not have an interest. The investment program of the registrant and the other Apollo-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the registrant may be prevented from investing, or liquidating an investment, in such company. This risk may affect the registrant more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals, including the Portfolio Managers from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the registrant and the other Apollo-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the registrant nor any other Apollo-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the registrant or the other Apollo-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s compensation arrangements with its portfolio managers reflect the value senior management places on key resources. Compensation includes a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus which may include both a cash component and deferred compensation including equity awards.

Portfolio managers receive base compensation which remains generally consistent throughout each portfolio managers’ tenure at Apollo. In addition to base compensation, portfolio managers may receive discretionary compensation which typically represents the majority of the portfolio managers’ overall compensation. Discretionary compensation is typically in the form of cash and deferred compensation such as equity awards. The total value of the discretionary compensation may be based on individual seniority, individual and department contribution and overall business performance.

In addition to base and discretionary compensation, portfolio managers may have a profit sharing interest in the carried interest income generated from the additional accounts managed by the portfolio managers. The profit sharing interest is generally based upon a fixed percentage of the realized carried interest income on a pre-tax basis and is generally subject to claw back in certain instances.

(a)(4)	Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2011 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	$50,001 - $100,000
Bret Leas	$100,001 - $500,000
Robert Ruberton	$50,001 - $100,000
Alexander B. Wright	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in period reported.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	3/2/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	3/2/12

By (Signature and Title)	/s/ Jodi Sarsfield
Jodi Sarsfield, Treasurer and Chief Financial Officer
(principal financial officer)

Date	3/2/12